BOO KOO BEVERAGES, INC.

REGISTRATION RIGHTS AGREEMENT

July 5, 2006

THIS REGISTRATION RIGHTS AGREEMENT (this "*Agreement*") is entered into as of July 5, 2006, by and among Boo Koo Beverages, Inc., a Texas corporation (the "*Company*"), BK Beverages, LLC, a Texas limited liability company, and the other investors signatory hereto (collectively, the "*Investors*").

RECITALS

WHEREAS, in connection with the purchase by Investors of such Common Stock, Investors are the owner of issued and outstanding common stock of the Company (the "*Common Stock*");

WHEREAS, the Company desires to grant Investor registration rights as set forth in this Agreement;

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1.

Restrictions on Transferability: Registration Rights

1.1. Certain Definitions. The following terms shall have the following respective meanings:

"*Affiliates*" shall mean, with respect to an entity or person, such entity or person and all such other entities or persons that control, are controlled by or are under common control with such entity or person.

"*Commission*" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

"*Exchange Act*" means the Securities Exchange Act of 1934, as amended.

"*Holder*" shall mean an Investor and any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 1.11 hereof.

"*Indemnified Party*" shall have the meaning set forth in Section 1.9(c) of this Agreement.

"*Indemnifying Party*" shall have the meaning set forth in Section 1.9(c) of this Agreement.

"*Initial Public Offering*" means the Company's first registered offering of its Common Stock solely for cash, other than a registration (i) on Form S-8 or any form that does not include substantially the same information required to be included in a registration statement covering the sale of the Registrable Securities; or (ii) with respect to any employee benefit plan; or (iii) solely in connection with a Rule 145 transaction under the Securities Act.

"*Initiating Holders*" shall mean the Investors or any transferees of Investors under Section 1.11 hereof who in the aggregate are Holders of not less than fifty percent (50%) of the Registrable Securities.

The terms "*register,*" "*registered*" and "*registration*" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

"*Registration Expenses*" shall mean all expenses incurred by the Company in complying with Sections 1.4, 1.5 and 1.6 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense (as limited by Section 1.7 hereof) of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company that shall be paid in any event by the Company and Selling Expenses), and the reasonable fees and expenses of one special legal counsel to represent all Holders participating in such registration.

"*Registrable Securities*" means (i) the shares of Common Stock owned by the Investors (the "Shares") and (ii) any Common Stock of the Company issued or issuable in respect of the Shares upon any stock split, stock dividend, recapitalization or similar event; *provided, however,* that shares of Common Stock shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) the holder thereof is entitled to exercise any right provided in Section 1 in accordance with Section 1.13 below.

"*Restricted Securities*" shall mean the securities of the Company required to bear the legend referring to the Securities Act set forth in Section 1.3 hereof.

"*Securities Act*" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

"*Selling Expenses*" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and, except to the extent contemplated by the term "*Registration Expenses*" above, all fees and disbursements of counsel for the Holders.

1.2. <u>Restrictions</u>. The Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure

compliance with the provisions of the Securities Act. The Investors shall cause any proposed purchaser, assignee, transferee or pledgee of the Shares to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

1.3. Transfers; Restrictive Legend.

(a) Restrictive Legend. Each certificate representing (i) the Shares and (ii) any other securities issued in respect of the securities referenced in clauses (i) upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with legends in the following form (in addition to any legend required under applicable state securities laws):

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. EXCEPT AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY, NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNLESS SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

"THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD OF UP TO 180 DAYS IN THE EVENT OF A PUBLIC OFFERING, AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT BY AND BETWEEN THE COMPANY AND THE ORIGINAL HOLDERS OF THESE SHARES, COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

Each Investor and Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 1.

In connection with a transfer, sale or disposal of the Securities, the Company shall be obligated to reissue promptly certificates that do not bear the first legend above at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) which opinion shall be reasonably acceptable to the Company, to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification and legend.

(b) Transfer. The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 1. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and

circumstances of the proposed transfer, sale, assignment or pledge in reasonable detail, and shall be accompanied at such holder's expense by: (i) a written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act; (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. The Company will not require such a legal opinion or "no action" letter (a) in any transaction in compliance with Rule 144, (b) in any transaction in which an Investor that is a corporation distributes Restricted Securities solely to its majority owned subsidiaries or affiliates for no consideration, (c) in any transaction in which an Investor that is a partnership distributes Restricted Securities solely to partners thereof for no consideration, or (d) in any transaction in which an Investor that is a limited liability company distributes Restricted Securities solely to members thereof for no consideration; *provided, however,* that each transferee (other than pursuant to clause (a) of this sentence) agrees in writing to be subject to the terms of this Agreement. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legends referring to the Securities Act set forth in Section 1.3(a) above.

1.4. Requested Registration.

(a) Request for Registration. In case the Company shall receive from the Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to at least 25% of the Registrable Securities, the Company shall (A) within ten (10) days of the receipt by the Company of such notice, give written notice of the proposed registration, qualification or compliance to all other Holders and (B) as soon as practicable, use commercially reasonable best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company; *provided, however,* that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.4(a):

(1) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(2) Prior to the earlier of (i) July 5, 2009, or (ii) the earlier of (A) the effective date of the Company's Initial Public Offering or (B) the date on which the Company becomes a reporting company under the Exchange Act, in each case in this paragraph (ii) subject to any lock-up or market stand-off agreement that the Initiating Holders may be subject to at such time;

(3) After the Company has effected two (2) registrations pursuant to this Section 1.4(a) on behalf of the Initiating Holders, and such registration has been declared or ordered effective;

(4) If the Company shall furnish to such Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors it would be detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use commercially reasonable best efforts to register, qualify or comply under this Section 1.4 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from the Initiating Holders; *provided, however,* that the Company shall not exercise such right more than once in any twelve-month period; *provided, further, however,* that the Company shall not register any securities for the account of any other stockholder during such ninety (90) day period (other than pursuant to Section 1.5 hereof or pursuant to a registration relating solely to employee benefit plans or a registration relating solely to a Rule 145 transaction); or

(5) If the Holders including shares of Registrable Securities in such offering propose to dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 1.5 hereof.

(b) Underwriting. In the event that a registration pursuant to this Section 1.4 is for a registered public offering involving an underwriting, the Initiating Holders shall notify the Company and the Company shall so advise the Holders as part of the notice given pursuant to Section 1.4(a). In such event, the right of any Holder to registration pursuant to this Section 1.4 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.4, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein. The Company shall be entitled to participate in an underwritten offering on the terms set forth herein.

The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in reasonable and customary form with the managing underwriter selected for such underwriting by a majority of the Holders proposing to distribute their securities through such underwriting and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 1.4, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement or in such other manner as shall be agreed to by the Company and Holders of a majority of the Registrable Securities proposed to be

included in such registration, *provided, however,* that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company or any other holders are first entirely excluded from the underwriting and registration. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.4(b), then the Company shall then offer to all Holders who have retained rights to include securities in the registration the right to include additional Registrable Securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion, as set forth above.

1.5. Registration on Form S-3.

(a) If Holders holding at least 20% of the Registrable Securities request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of Registrable Securities, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use reasonable best efforts to cause such Registrable Securities to be registered on such form for the offering and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request. After the Company's first public offering of its securities, the Company shall use all commercially reasonable efforts to qualify for Form S-3 registration or a similar short-form registration. The provisions of Section 1.5(b) shall be applicable to each registration initiated under this Section 1.5.

(b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 1.5: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) if the Company has, within the twelve (12) month period preceding the date of such request, already effected one registration on Form S-3, Form S-1 or Form SB-2 for the Holders pursuant to this Section 1.5 and Section 1.4, respectively; (iii) if Form S-3 is not available for such offering by the Holders; (iv) during the period starting with the date ninety (90) days prior to the Company's estimated date of filing of, and ending ninety (90) days after the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan; (v) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the

public of less than $1,000,000; or (vi) if the Company shall furnish to such Holder a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors it would be detrimental to the Company or its stockholders for registration statements to be filed in the near future, then the Company's obligation to use reasonable best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration by such Holder; *provided, however,* that the Company shall not exercise such right more than once in any twelve-month period; *provided, further, however,* that the Company shall not register any securities for the account of any other stockholder during such ninety (90) day period (other than pursuant to Section 1.6 hereof or pursuant to a registration relating solely to employee benefit plans or a registration relating solely to a Rule 145 transaction).

(c) Registration pursuant to this Section 1.5 shall not be deemed to be a requested registration as described in Section 1.4 above.

1.6. Piggyback Registration.

(a) Notice of Registration. If at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders other than Holders pursuant to Section 1.4 or 1.5 hereof, other than (i) a registration relating solely to employee benefit plans or (ii) a registration relating solely to a Rule 145 transaction, the Company shall:

(A) promptly give to each Holder written notice thereof, and

(B) use its commercially reasonable best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made within fifteen (15) days after receipt of such written notice from the Company by any Holder, but only to the extent that such inclusion will not diminish the number of securities included by the Company except as set forth below.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.6(a). In such event, the right of any Holder to registration pursuant to this Section 1.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in reasonable and customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, on a pro rata basis based on the total number of securities (including, without limitation, Registrable Securities) entitled to registration pursuant to registration rights granted to the participating Holders by the Company. The number of shares of

securities that may be included in the registration and underwriting shall be allocated as follows: (i) first, to the Company; (ii) second, pro rata to the Holders proposing to distribute their securities through such underwriting; and (iii) third, to any other stockholders of the Company proposing to include their shares in such registration or underwriting, on a *pro rata* basis based on the total number of shares of Common Stock held by all such other stockholders. In no event shall the amount of securities of the selling Holders included in the registration be reduced to less than twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering is the Initial Public Offering and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. In no event shall shares of any other selling shareholder be included in such registration that would reduce the number of shares that may be included by Holders without the written consent of Holders of not less than a majority of the Registrable Securities proposed to be sold in the offering. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder or other holder to the nearest 100 shares. If any Holder or other holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter no later than five (5) business days prior to the date of the registration statement with respect to the registration, is declared effective. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall also be excluded therefrom by written notice from the Company or the underwriter. The Registrable Securities or other securities so excluded shall also be withdrawn from such registration. Any Registrable Securities, or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.6 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration. In such case, the Company shall be deemed not to have effected a registration pursuant to Section 1.6 of this Agreement.

(d) Not Demand Registration. Registration pursuant to this Section 1.6 shall not be deemed to be a requested registration as described in Section 1.4 or Section 1.5 above.

1.7. Expenses of Registration. All Registration Expenses incurred in connection with any registration pursuant to Sections 1.4, 1.5 and 1.6 shall be borne by the Company, *provided* that the Company shall not be required to pay the Registration Expenses of any registration proceeding begun pursuant to Section 1.4, the request of which has been subsequently withdrawn by the Initiating Holders. In such case, at the option of the Holders of a majority of the Registrable Securities to have been registered, either: (i)(a) the Holders of Registrable Securities to have been registered shall bear all such Registration Expenses pro rata on the basis of the number of shares to have been registered, and (i)(b) the Company shall be deemed not to have effected a registration pursuant to Section 1.4 of this Agreement; or (ii)(a) the Company shall bear all such Registration Expenses, and (ii)(b) the Company shall be deemed to have effected a registration pursuant to Section 1.4 of this Agreement, provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request

and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.4.

Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and all other registration expenses incurred in connection with any registration pursuant to this Section 1 shall be borne by the Holders of the registered securities included in such registration pro rata on the basis of the number of shares so registered.

1.8. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 1, the Company shall keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company shall:

(i) Prepare and file with the Commission a shelf registration statement with respect to such securities and use reasonable efforts to cause such registration statement to become and remain effective for at least twenty four months or until the distribution described in the registration statement has been completed;

(ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(iii) Furnish or make available (in the appropriate format) to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

(iv) Use reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(v) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(vi) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in customary and reasonable form, with the managing underwriter of such offering; and provided further, that such Holder participating in such underwriting shall also enter into and perform its obligations under such agreement;

(vii) Cause all such Registrable Securities registered pursuant to this Section 1 to be listed on a national exchange or trading system and, if applicable, on each securities exchange and trading system on which similar securities issued by the Company are then listed; and

(viii) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

1.9. Indemnification.

(a) The Company shall indemnify and hold harmless each Holder, each of its officers, directors, members, stockholders, partners, employees, representatives, legal counsel and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including, without limitation, any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation (or alleged violation) by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under any of the foregoing applicable to the Company in connection with any such registration, qualification or compliance, and the Company shall reimburse each such Holder, each of its officers, directors, partners, members, stockholders, employees, representatives, legal counsel and accountants, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred, *provided* that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder, controlling person or underwriter specifically for use therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld). This indemnity will be in addition to any liability which the Company may otherwise have.

(b) Each Holder shall, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, employees, legal counsel and accountants and each underwriter, if any, of the Company's securities covered by such a

registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, directors, partners, members and stockholders and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or that arise out of or based upon any violation (or alleged violation) by such Holder of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under any of the foregoing applicable to the Holder in connection with any such registration, qualification or compliance, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld). In no event shall any indemnity under this Section 1.9(b) (aggregated with any amounts paid in contribution pursuant to Section 1.9(d)) exceed the net proceeds from the offering received by such Holder.

(c) Each party entitled to indemnification under this Section 1.9 (each, an "*Indemnified Party*") shall give notice to the party required to provide indemnification (the "*Indemnifying Party*") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, *provided* that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; *provided, however,* that an Indemnified Party (together with all other Indemnified Parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.9 except to the extent that the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. The foregoing indemnity will be in addition to any liability which such Holder may otherwise have.

(d) If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying

such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the untrue statement or omission or alleged untrue statement or omission that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; *provided*, that in no event shall any contribution by a Holder hereunder (aggregated with any amounts paid as indemnification pursuant to this Section 1.9) exceed the net proceeds from the Offering received by such Holder.

(e) The obligations of the Company and Holders under this Section 1.9 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. To the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

1.10. Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 1.

1.11. Transfer of Registration Rights. The rights to cause the Company to register securities granted Investors under Section 1.4, Section 1.5, and Section 1.6 may be assigned to a transferee or assignee (a) who is (i) a member of an Investor, (ii) a spouse, ancestor, lineal descendant, sibling or other family member of a Holder who acquires Registrable Securities by gift, will or intestate succession, (iii) any trust that holds such Registrable Securities for the benefit of any Holder, or (b) who is any person or entity who acquires from an Investor or a Holder shares representing at least five percent (5%) of all outstanding Registrable Securities (as appropriately adjusted for stock splits, stock dividends, combinations, recapitalization and the like); *provided* that (x) such transfer may otherwise be effected in accordance with applicable securities laws, (y) written notice of such assignment is given to the Company and (z) the transferee agrees to be bound by the terms of this Agreement.

1.12. Standoff Agreement. Each Holder agrees in connection with the Company's Initial Public Offering that, upon request of the Company or the underwriters managing the Company's Initial Public Offering, not to sell, make any short sale of, loan, grant any option for

the purchase of, or otherwise dispose of any capital stock of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one-hundred eighty (180) days from the effective date of such registration) as may be requested by the Company or such managing underwriters; *provided*, that the officers and directors of the Company who own stock of the Company and any other stockholder of the Company holding one percent (1%) or more of the outstanding equity securities of the Company also agree to such restrictions, *provided, further*, that any discretionary waiver or termination of such restrictions by the Company or such underwriter shall apply *pro rata* (based on the number of shares subject to such restrictions) to all persons subject to such restrictions. The Company agrees to use reasonable efforts to ensure that all of its stockholders shall be subject to restrictions that are at least as restrictive as the ones applicable to the Holders as set forth in this Section 1.12.

1.13. Termination of Rights. The rights of any particular Holder to cause the Company to register securities under Section 1.4, Section 1.5 and Section 1.6 shall terminate with respect to such Holder on the earlier of (i) the fourth (4th) anniversary of the earlier of (A) the effective date of the Company's Initial Public Offering or (B) the date on which the Company becomes a reporting company under the Exchange Act; and (ii) with respect to any holder of Registrable Securities, at such time as the holder (A) can sell all shares held by it in compliance with Rule 144(k) or (B) holds one percent (1%) or less of the Company's outstanding Common Stock and is able to dispose of all its Registrable Securities held by such holder (together with any affiliate of the holder with whom such holder must aggregate its sales under Rule 144) in a three-month period pursuant to Rule 144.

SECTION 2.

Affirmative Covenant of the Company

The Company shall not, without the prior written approval of holders of a majority of the Registrable Securities, grant any registration rights to any other holder or prospective holder of the Company's capital stock, or any security convertible into or exercisable for the Company's capital stock.

SECTION 3.

Miscellaneous

3.1. Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Texas, without giving effect to principles of conflicts of law.

3.2. Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

3.3. Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

3.4. Entire Agreement; Amendment.

(a) This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.

(b) Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Holders holding a majority of the Registrable Securities.

(c) Any amendment or waiver effected in accordance with this Section 3.4 shall be binding upon each party hereto, each future party hereto and the Company.

3.5. Rights of Holders. Each holder of Registrable Securities shall have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights. Notwithstanding any other provision of this agreement to the contrary, in no event shall an Investor be entitled to enjoin an offering of securities by the Company as a result of or in connection with any controversy regarding or that may arise with respect to the interpretation or implementation of Section 1 hereof, and each Investor (i) agrees not to seek such an injunction, and (ii) hereby waives any right it may have to seek or obtain such an injunction.

3.6. Notices, Etc. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by fax (upon customary confirmation of receipt), or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address on the signature page hereof.

3.7. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any holder of any Shares or to the Company upon any breach or default under this Agreement shall impair any such right, power or remedy of such holder or of the Company, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder or of the Company of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing

or as provided in this Agreement. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

3.8. Counterparts, Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature and a facsimile signature shall constitute an original for all purposes.

3.9. Severability of this Agreement. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

3.10. Headings, Etc. The headings of the Sections of this Agreement, and the headings on the signature pages of this Agreement categorizing the signatories hereto, have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms and provisions hereof.

3.11. Aggregation. All shares of Restricted Securities held or acquired by Affiliates or entities under common investment management shall be aggregated together for the purposes of determining the availability of any rights under this Agreement.

3.12 Aspen Advisors, L.P. The parties hereto acknowledge that the Company has issued a Warrant, dated as of March 23, 2006 to Aspen Advisors, L.P., a Texas limited partnership ("Aspen"). Upon Aspen's exercise of such Warrant, the securities received by Aspen thereunder shall be "Registrable Securities," and upon agreeing in writing to be bound by the terms and conditions of this Agreement, Aspen shall be an "Investor" hereunder.

[Signatures appear on the following pages.]

IN WITNESS WHEREOF, this agreement has been duly executed by the parties hereto as of the date first written above.

COMPANY:

BOO KOO BEVERAGES, INC.

By: ______________________

Name: ______________________

Title: ______________________

INVESTORS:

BK BEVERAGES, LLC

JOHNSTOWN, LLC, a Texas limited liability company, as Manager

By: **ASPEN ADVISORS, LP** a Texas limited partnership, its Member

By: **ASPEN PARTNERS, INC.**, a Texas Corporation, its general partner

By: ______________________
Stephen C. Johnson
Vice President

____
Tolbert B. Marks

____
John H. Marks, Jr.

IN WITNESS WHEREOF, this agreement has been duly executed by the parties hereto as of the date first written above.

COMPANY:

BOO KOO BEVERAGES, INC.

By: ______________________________

Name: ______________________________

Title: ______________________________

INVESTORS:

BK BEVERAGES, LLC

JOHNSTOWN, LLC, a Texas limited liability company, as Manager

By: **ASPEN ADVISORS, LP** a Texas limited partnership, its Member

By: **ASPEN PARTNERS, INC.**, a Texas Corporation, its general partner

By: ______________________________
Stephen C. Johnson
Vice President

____
Tolbert B. Marks

____
John H. Marks, Jr.

IN WITNESS WHEREOF, this agreement has been duly executed by the parties hereto as of the date first written above.

COMPANY:

BOO KOO BEVERAGES, INC.

By: ______________________________

Name: ____________________________

Title: _____________________________

INVESTORS:

BK BEVERAGES, LLC

JOHNSTOWN, LLC, a Texas limited liability company, as Manager

By: **ASPEN ADVISORS, LP** a Texas limited partnership, its Member

By: **ASPEN PARTNERS, INC.,** a Texas Corporation, its general partner

By:________________________
Stephen C. Johnson
Vice President

____
Tolbert B. Marks

____
John H. Marks, Jr.

____
Timothy Terrell

____
Timothy Rogers

TERRELL FAMILY INVESTMENTS, LLC

By: Tim Terrell

Name:____________________

Title:____________________

____
Timothy Terrell

____
Timothy Rogers

TERRELL FAMILY INVESTMENTS, LLC

By:______________________________

Name:______________________________

Title:______________________________

IN WITNESS WHEREOF, this agreement has been duly executed by the parties hereto as of the date first written above.

COMPANY:

BOO KOO BEVERAGES, INC.

By: ______________________________

Name: ______________________________

Title: ______________________________

INVESTORS:

BK BEVERAGES, LLC

JOHNSTOWN, LLC, a Texas limited liability company, as Manager

By: **ASPEN ADVISORS, LP** a Texas limited partnership, its Member

By: **ASPEN PARTNERS, INC.**, a Texas Corporation, its general partner

By: ______________________________
Stephen C. Johnson
Vice President

____
Tolbert B. Marks

____
John H. Marks, Jr.